                                                                   EXHIBIT 10.72

                                                                  EXECUTION COPY

                              INCREMENTAL FACILITY AMENDMENT dated as of
                        November 18, 2005 (this "Amendment"), among TRW AUTOMOTIVE INC. (f/k/a TRW Automotive Acquisition Corp.), a Delaware corporation (the "U.S. Borrower"), the INCREMENTAL LENDERS (as defined below) and JPMORGAN CHASE BANK, N.A., as administrative agent (the "Administrative Agent") under the Credit Agreement referred to below, to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 17, 2004 (as previously amended on March 15, 2005, the "Credit Agreement"), among TRW AUTOMOTIVE HOLDINGS CORP., a Delaware corporation ("Holdings"), TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., a Delaware corporation ("Intermediate Holdings"), the U.S. Borrower, the FOREIGN SUBSIDIARY BORROWERS party thereto (together with the U.S. Borrower, the "Borrowers"), the LENDERS party thereto from time to time, the Administrative Agent, BANK OF AMERICA, N.A. and GOLDMAN SACHS CREDIT PARTNERS L.P., each as co-syndication agent, and CREDIT SUISSE FIRST BOSTON and THE BANK OF NOVA SCOTIA, each as co-documentation agent.

            A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

            B. Pursuant to Section 2.23 of the Credit Agreement, the U.S. Borrower has requested that the Incremental Lenders provide an Incremental Extension of Credit (such terms and each other capitalized term used but not defined herein having the meaning assigned to such term in the Credit Agreement (as amended hereby)) to the U.S. Borrower under the Credit Agreement in an aggregate principal amount of $300,000,000.

            C. The Incremental Lenders are willing to provide such Incremental Extension of Credit to the U.S. Borrower pursuant to the terms and subject to the conditions set forth herein.

            D. J.P. Morgan Securities Inc. and Banc of America Securities LLC will act as exclusive co-lead arrangers and joint bookrunners in respect of such Incremental Extension of Credit.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

            SECTION 1. Defined Terms. As used in this Amendment, the following terms have the meanings specified below:

            "Amendment Transactions" shall mean the execution and delivery of this Amendment and the Reaffirmation Agreement (as defined in Section 9(g) hereof) by each Person party hereto or thereto, the satisfaction of the conditions to the effectiveness hereof and thereof and the consummation of the transactions contemplated hereby and thereby.

            "Incremental Effective Date" shall mean the date on which all the conditions set forth or referred to in Section 9 hereof shall have been satisfied (or waived by each of the Incremental Lenders).

            "Incremental Lenders" shall mean the Persons listed on Schedule 1 hereto.

            "Tranche B-2 Term Loan Commitment" shall mean, with respect to each Incremental Lender, the agreement of such Incremental Lender to make a Tranche B-2 Term Loan hereunder on the Incremental Effective Date, expressed as an amount representing the maximum principal amount of the Tranche B-2 Term Loan to be made by such Incremental Lender hereunder, as set forth on Schedule 1 hereto. The aggregate amount of the Tranche B-2 Term Loan Commitments of all Incremental Lenders as of the date of the Tranche B-2 Facility Amendment will be $300,000,000.

            "U.S. Transaction Parties" shall mean, collectively, Holdings, Intermediate Holdings, the U.S. Borrower, Finco and the Domestic Subsidiary Loan Parties.

            SECTION 2. Commitment. Subject to the terms and conditions set forth herein, each Incremental Lender agrees to make a Tranche B-2 Term Loan to the U.S. Borrower on the Incremental Effective Date in a principal amount not exceeding such Incremental Lender's Tranche B-2 Term Loan Commitment. The funding of the Tranche B-2 Term Loans on the Incremental Effective Date shall be consummated at a closing to be held at the offices of Cravath, Swaine & Moore LLP, or at such other place as the U.S. Borrower and the Administrative Agent shall agree upon. Unless previously terminated, the Tranche B-2 Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Incremental Effective Date.

            SECTION 3. Amendments to Section 1.01. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

            "Incremental Effective Date" shall have the meaning set forth in
      Section 1 of the Tranche B-2 Facility Amendment.

            "Tranche B-2 Facility" shall mean the Tranche B-2 Term Loan Commitments and the Tranche B-2 Term Loans made pursuant to the Tranche B-2 Facility Amendment.

              "Tranche B-2 Facility Amendment" shall mean the Incremental Facility Amendment dated as of November 18, 2005, among the U.S. Borrower, the Additional Lenders party thereto and the Administrative Agent.

              "Tranche B-2 Installment Date" shall have the meaning assigned to such term in Section 2.10(c).

              "Tranche B-2 Term Borrowing" shall mean a Borrowing comprised of Tranche B-2 Term Loans.

              "Tranche B-2 Term Loan Commitment" shall have the meaning set forth in Section 1 of the Tranche B-2 Facility Amendment.

              "Tranche B-2 Term Loans" shall mean the loans made pursuant to
      Section 2 of the Tranche B-2 Facility Amendment.

            (b) The definition of the term "Applicable Margin" in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the text ",Tranche B-2 Term Loan" immediately following the text "Tranche B Term Loan" in the third line of the first paragraph of such definition, (ii) inserting the text ", Tranche B-2 Term Loans" immediately following the text "Tranche B Term Loans" in the twentieth line of the first paragraph and the third line of the fourth paragraph, in each case of such definition, (iii) replacing each occurrence of the text "Tranche E Term Loan and Tranche B Term Loan ABR Spread" in such definition with the text "Tranche E Term Loan, Tranche B Term Loan and Tranche B-2 Term Loan ABR Spread", (iv) replacing each occurrence of the text "Tranche E Term Loan and Tranche B Term Loan Eurocurrency Spread" in such definition with the text "Tranche E Term Loan, Tranche B Term Loan and Tranche B-2 Term Loan Eurocurrency Spread" and (v) replacing the heading "Applicable Margins for Tranche A-1 Term Loans, Tranche D-1 Term Loans, Tranche D-2 Term Loans, Tranche E Term Loans and Tranche B Term Loans" in such definition with the text "Applicable Margins for Tranche A-1 Term Loans, Tranche D-1 Term Loans, Tranche D-2 Term Loans, Tranche E Term Loans, Tranche B Term Loans and Tranche B-2 Term Loans".

            (c) The definition of the term "Facility" in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced by the following text:

                  "Facility" shall mean the respective facility and commitments utilized in making Loans and credit extensions hereunder, it being understood that (a) prior to the Effective Funding Time, there are six Facilities, i.e., the Tranche A-1 Facility, the Tranche D-1 Facility, the Tranche D-2 Facility, the Tranche E Facility, the Existing Global Revolving Facility and the Existing U.S. Revolving Facility, (b) at and after the Effective Funding Time and prior to the Incremental Effective Date, there will be five Facilities, i.e., the Tranche A Facility, the Tranche B Facility, the Tranche E Facility, the New Global Revolving Facility and the New U.S. Revolving Facility, and (c) at and after the Incremental Effective Date, there will be six Facilities, i.e., the Tranche A Facility, the

              Tranche B Facility, the Tranche B-2 Facility, the Tranche E Facility, the New Global Revolving Facility and the New U.S. Revolving Facility.

            (d) The definition of the term "Installment Date" in Section 1.01 of the Credit Agreement is hereby amended by inserting the text ", a Tranche B-2 Installment Date" immediately following the text "a Tranche B Installment Date" in such definition.

            (e) The definition of the term "Term Loans" in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the text ", the Tranche B-2 Term Loans" immediately following the text "the Tranche B Term Loans" in the first sentence of such definition and (ii) inserting the text ", each Tranche B-2 Term Loan" immediately following the text "each Tranche B Term Loan" in the second sentence of such definition.

            (f) The definition of the term "Tranche B Maturity Date" in Section
1.01 of the Credit Agreement is hereby deleted in its entirety and replaced by the following text:

                  "Tranche B Maturity Date" shall mean, with respect to the
              Tranche B Term Loans and the Tranche B-2 Term Loans, June 30,
              2012.

              SECTION 4. Amendment to Section 2.02. Section 2.02 of the Credit Agreement is hereby amended by inserting the text ", the Tranche B-2 Facility" immediately following the text "the Tranche B Facility" in clause (i) to the proviso of the last sentence of paragraph (c) of such Section.

              SECTION 5. Amendments to Section 2.10. Section 2.10 of the Credit Agreement is hereby amended as follows:

            (a) by deleting Section 2.10(c) of the Credit Agreement in its entirety and inserting the following text therefor:

              (c) Subject to adjustment pursuant to paragraph (g) of this Section, the U.S. Borrower shall repay (i) Tranche B Term Borrowings on each date set forth below in the aggregate principal amount set forth under the heading "Tranche B Term Borrowings" opposite such date (each such date being referred to as a "Tranche B Installment Date") and (ii) Tranche B-2 Term Borrowings on each date set forth below in the aggregate principal amount set forth under the heading "Tranche B-2 Term Borrowings" opposite such date (each such date being referred to as a "Tranche B-2 Installment Date"):

                         Tranche B Term    Tranche B-2 Term
                           Borrowings         Borrowings
                         ---------------   ----------------
March 31, 2005           $  1,500,000.00     Not applicable

June 30, 2005            $  1,500,000.00     Not applicable

September 30, 2005       $  1,500,000.00     Not applicable

December 31, 2005        $  1,500,000.00   $           0.00

March 31, 2006           $  1,500,000.00   $     750,000.00

June 30, 2006            $  1,500,000.00   $     750,000.00

September 30, 2006       $  1,500,000.00   $     750,000.00

December 31, 2006        $  1,500,000.00   $     750,000.00

March 31, 2007           $  1,500,000.00   $     750,000.00

June 30, 2007            $  1,500,000.00   $     750,000.00

September 30, 2007       $  1,500,000.00   $     750,000.00

December 31, 2007        $  1,500,000.00   $     750,000.00

March 31, 2008           $  1,500,000.00   $     750,000.00

June 30, 2008            $  1,500,000.00   $     750,000.00

September 30, 2008       $  1,500,000.00   $     750,000.00

December 31, 2008        $  1,500,000.00   $     750,000.00

March 31, 2009           $  1,500,000.00   $     750,000.00

June 30, 2009            $  1,500,000.00   $     750,000.00

September 30, 2009       $  1,500,000.00   $     750,000.00

December 31, 2009        $  1,500,000.00   $     750,000.00

March 31, 2010           $  1,500,000.00   $     750,000.00

June 30, 2010            $  1,500,000.00   $     750,000.00

September 30, 2010       $  1,500,000.00   $     750,000.00

December 31, 2010        $  1,500,000.00   $     750,000.00

March 31, 2011           $  1,500,000.00   $     750,000.00

June 30, 2011            $  1,500,000.00   $     750,000.00

September 30, 2011       $  1,500,000.00   $     750,000.00

December 31, 2011        $  1,500,000.00   $     750,000.00

March 31, 2012           $  1,500,000.00   $     750,000.00

Tranche B Maturity Date  $556,500,000.00   $ 281,250,000.00

            (b) by inserting the text "and all Tranche B-2 Term Loans" immediately following the text "Tranche B Term Loans" in clause (iii) of Section 2.10(f) of the Credit Agreement;

            (c) by deleting clause (i) of Section 2.10(g) in its entirety and inserting the following text therefor:

                    (i) all Net Proceeds to be applied at any time to prepay
              Term Borrowings pursuant to Section 2.11(c) (other than Net Proceeds from the issuance of Indebtedness permitted by Section 6.01(m) or 6.01(p), to the extent applicable) shall be applied (A) prior to the Effective Funding Time, to the Tranche A-1 Term Borrowings, Tranche D-1 Term Borrowings, Tranche D-2 Term Borrowings and Tranche E Term Borrowings ratably in accordance with the respective principal amounts outstanding thereof, (B) at and after the Effective Funding Time but prior to the Incremental Effective Date, to the Tranche A Term Borrowings, Tranche B Term Borrowings and Tranche E Term Borrowings ratably in accordance with the respective principal amounts outstanding thereof and (C) after the Incremental Effective Date, to the Tranche A Term Borrowings, Tranche B Term Borrowings, Tranche B-2 Term Borrowings and Tranche E Term Borrowings ratably in accordance with the respective principal amounts outstanding thereof;

            (d) by deleting the first full paragraph immediately following clause (iv) of Section 2.10(g) in its entirety and inserting the following text therefor:

                    Prepayments made pursuant to Section 2.11 shall be applied to each Term Borrowing, (A) in the case of prepayments made pursuant to Section 2.11(a), Section 2.11(c) (in the case of prepayments with Net Proceeds from the issuance of Indebtedness permitted by Section 6.01(m) or 6.01(p), to the extent applicable) or Section 2.11(d) prior to the Effective Funding Time, to reduce scheduled amortization payments under paragraphs (b), (d) and (e) above as directed by the U.S. Borrower, (B) in the case of prepayments made pursuant to Section 2.11(a), Section 2.11(c) (in the case of prepayments with Net Proceeds from the issuance of Indebtedness permitted by Section 6.01(m) or 6.01(p), to the extent applicable) or Section 2.11(d) at and after the Effective Funding Time but prior to the Incremental Effective Date, to reduce scheduled amortization payments under paragraphs (a), (c) (other than with respect to the Tranche B-2 Term Loans) and (e) above as directed by the U.S. Borrower, (C) in the case of prepayments made pursuant to Section 2.11(a), Section 2.11(c) (in the case of prepayments with Net Proceeds from the issuance of Indebtedness permitted by Section 6.01(m) or 6.01(p), to the extent applicable) or Section 2.11(d) at and after the Incremental Effective Date, to reduce scheduled amortization payments under paragraphs (a), (c) and

              (e) above as directed by the U.S. Borrower, (D) in the case of prepayments made pursuant to Section 2.11(c) (other than prepayments with Net Proceeds from the issuance of Indebtedness permitted by Section 6.01(m) or 6.01(p), to the extent applicable) prior to the Effective Funding Time, (1) to reduce in order of maturity the scheduled amortization payments under paragraphs (b),
              (d) and (e) above occurring within the 12-month period after the date of such payment in respect of such Term Borrowing and (2) thereafter, to reduce on a pro rata basis (based on the amount of such amortization payments) the remaining scheduled amortization payments in respect of such Term Borrowing, (E) in the case of prepayments made pursuant to Section 2.11(c) (other than prepayments with Net Proceeds from the issuance of Indebtedness permitted by Section 6.01(m) or 6.01(p), to the extent applicable) at and after the Effective Funding Time but prior to the Incremental Effective Date, (1) to reduce in order of maturity the scheduled amortization payments under paragraphs (a), (c) (other than with respect to the Tranche B-2 Term Loans) and (e) above occurring within the 12-month period after the date of such payment in respect of such Term Borrowing and (2) thereafter, to reduce on a pro rata basis (based on the amount of such amortization payments) the remaining scheduled amortization payments in respect of such Term Borrowing, and (F) in the case of prepayments made pursuant to Section 2.11(c) (other than prepayments with Net Proceeds from the issuance of Indebtedness permitted by Section 6.01(m) or 6.01(p), to the extent applicable) at and after the Incremental Effective Date, (1) to reduce in order of maturity the scheduled amortization payments under paragraphs (a), (c) and (e) above occurring within the 12-month period after the date of such payment in respect of such Term Borrowing and (2) thereafter, to reduce on a pro rata basis (based on the amount of such amortization payments) the remaining scheduled amortization payments in respect of such Term Borrowing. For purposes of determining any allocation made ratably or on a pro rata basis contemplated under this paragraph at any time, the amount of any Tranche D-2 Term Loan shall be the Dollar Equivalent of the principal amount thereof, determined using the Exchange Rate calculated as of the date of such prepayment. For purposes of determining the amount of any prepayment of Tranche D-2 Term Borrowings pursuant to Section 2.11(c) or 2.11(d), the applicable Exchange Rate on the date such prepayment is to be made shall be used.

            (e) by inserting the text ", Tranche B-2 Term Loans" immediately following each occurrence of the text "Tranche B Term Loans" in Section 2.10(h) of the Credit Agreement.

              SECTION 6. Amendment to Section 2.11. Section 2.11(e) of the Credit Agreement is hereby amended by inserting the text "and Tranche B-2 Term Loans" immediately following each occurrence of the text "Tranche B Term Loans" in such Section.

              SECTION 7. Amendment to Section 2.13. Section 2.13(e) of the Credit Agreement is hereby amended by inserting the text "and the Tranche B-2 Term Loans" immediately following the text "the Tranche B Term Loans" in clause
(viii) of such Section.

              SECTION 8. Amendments to Section 9.08A. Section 9.08A of the Credit Agreement is hereby amended by (a) inserting the text "or Tranche B-2 Term Loans" immediately following the text "Tranche B Term Loans" in clause (y) of such Section and (b) by deleting the text "Tranche D Term Loans or Tranche B Term Loans, as applicable" in such Section and inserting the text "Tranche D Term Loans, Tranche B Term Loans or Tranche B-2 Term Loans, as applicable" therefor.

              SECTION 9. Conditions. The obligations of the Incremental Lenders to make the Tranche B-2 Term Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied:

            (a) The Administrative Agent (or, in the case of clause (ii) below, its counsel) shall have received (i) from the U.S. Borrower, at or prior to the time required by Section 2.03 of the Credit Agreement, a Borrowing Request with respect to the Borrowing of the Tranche B-2 Term Loans (A) that complies with the requirements of Section 2.03 of the Credit Agreement (treating each reference in such Section to a "Revolving Borrowing" as a reference to a Tranche B-2 Term Loan for purposes of this paragraph) and (B) pursuant to which the U.S. Borrower agrees that the provisions of Section 2.16 of the Credit Agreement shall apply to any failure by the U.S. Borrower to borrow the Tranche B-2 Term Loans on the Incremental Effective Date and (ii) from each party hereto, either
(A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

            (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Incremental Lenders and dated as of the Incremental Effective Date) of (i) Simpson Thacher & Bartlett LLP, special counsel for the U.S. Borrower, substantially in the form of Exhibit A-1 hereto, (ii) David L. Bialosky, Vice President and General Counsel of the U.S. Borrower, substantially in the form of Exhibit A-2 hereto, and (iii) Allen & Overy (Luxembourg), special Luxembourg counsel for Finco, substantially in the form of Exhibit A-3 hereto. The U.S. Borrower hereby requests such counsel to deliver such opinions.

            (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each U.S. Transaction Party, the authorization of the Amendment Transactions and any other legal matters relating to the U.S. Transaction Parties or the Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

            (d) On the Incremental Effective Date, (i) the conditions set forth in paragraphs (b) and (c) of Section 4.02 of the Credit Agreement shall be satisfied, (ii) immediately prior to and after giving effect to this Amendment and the making of the Tranche B-2 Term Loans, on a Pro Forma Basis, as of the last day of the most recently ended fiscal quarter of the U.S. Borrower for which financial statements have been delivered pursuant to Section 5.04 of the Credit Agreement, the U.S. Borrower and the Subsidiaries shall be in compliance with the covenants contained in Sections 6.11 and 6.12 of the Credit Agreement and (iii) the Administrative Agent shall have received a certificate of a Responsible Officer of the U.S. Borrower, dated as of the Incremental Effective Date, confirming compliance with the conditions set forth in clauses (i) and
(ii) of this paragraph (d).

            (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Incremental Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed by any Loan Party hereunder or under any other Loan Document.

            (f) The Collateral Agent shall have received amendments to each Mortgage securing the Obligations of the U.S. Borrower providing that the Tranche A Term Loans, Tranche B Term Loans, Tranche B-2 Term Loans, Trance E Term Loans and New Revolving Facility Loans shall be secured by a Lien on the Mortgaged Property that is the subject of such Mortgage, signed on behalf of the record owner of such Mortgaged Property.

            (g) A Reaffirmation Agreement substantially in the form of Exhibit B hereto (the "Reaffirmation Agreement") shall have been executed and delivered by each party thereto.

Notwithstanding the foregoing, the obligations of the Incremental Lenders to make Tranche B-2 Term Loans shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City time, on December 15, 2005 (and, in the event such conditions are not so satisfied, this Amendment shall terminate at such time).

              SECTION 10. Post-Effective Date Matters. The U.S. Borrower shall, or shall cause the applicable Loan Party to, deliver to the Collateral Agent, no later than 90 days after the Incremental Effective Date, or by such later date as the Collateral Agent deems appropriate, (a) amendments or supplements to the Security Documents set forth on Schedule 2 hereto (and all related documents reasonably requested by the Administrative Agent) providing that the Tranche A Term Loans, Tranche B Term Loans, Tranche B-2 Term Loans, Tranche E Term Loans and New Revolving Facility Loans shall be secured by a Lien on the Collateral described therein and (b) opinions of counsel set forth on Schedule 3 hereto, in each case in form and substance reasonably satisfactory to the Administrative Agent.

              SECTION 11. Representations and Warranties. The U.S. Borrower represents and warrants to the Administrative Agent and to each of the Incremental Lenders that:

            (a) This Amendment has been duly authorized, executed and delivered by the U.S. Borrower and constitutes a legal, valid and binding obligation of the U.S. Borrower, enforceable in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

            (b) Neither the performance by any U.S. Transaction Party of the Amendment Transactions, nor compliance by such U.S. Transaction Party with the terms and provisions of the Reaffirmation Agreement (and, in the case of the U.S. Borrower, this Amendment), will (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such U.S. Transaction Party, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which any U.S. Transaction Party or any of its subsidiaries is a party or by which any U.S. Transaction Party or any of its subsidiaries or any of its or their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancelation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any U.S. Transaction Party or any of its subsidiaries, other than the Liens created by the Loan Documents.

            (c) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Incremental Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

            (d) Immediately prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

              SECTION 12. Effectiveness; Amendments. This Amendment shall become effective as of the date first above written when the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the U.S. Borrower and the Incremental Lenders. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the U.S. Borrower, the Administrative Agent and each Incremental Lender.

              SECTION 13. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Issuing Bank, the Borrowers or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date this Amendment becomes effective, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute an "Incremental Facility Amendment", the Incremental Lenders shall constitute "Lenders", the Reaffirmation Agreement shall constitute a "Loan Document", the Tranche B-2 Term Loans shall constitute "Incremental Extensions of Credit" and the Tranche B-2 Term Loan Commitments shall constitute commitments in respect of Incremental Extensions of Credit, in each case for all purposes of the Credit Agreement and the other Loan Documents.

              SECTION 14. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

              SECTION 15. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

              SECTION 16. Expenses. The U.S. Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment.

              SECTION 17. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                         TRW AUTOMOTIVE INC.,

                                            by
                                                     /s/
                                                --------------------------------
                                                Name:
                                                Title:

                                         JPMORGAN CHASE BANK, N.A.,
                                         Individually and as Administrative
                                         Agent,

                                            by
                                                     /s/
                                                --------------------------------
                                                Name:
                                                Title:

                                         SIGNATURE PAGE TO INCREMENTAL FACILITY
                                         AMENDMENT DATED AS OF NOVEMBER
                                         18, 2005, TO THE TRW AUTOMOTIVE INC.
                                         CREDIT AGREEMENT

To Approve the Amendment:

                              Name of Institution:


                              ---------------------------------------------

                                by  /s/
                                  ---------------------------------------
                                  Name:
                                  Title:

                                                                      SCHEDULE 1

                               INCREMENTAL LENDERS

                                                                                            Tranche B-2 Term
Name                                                                                         Loan Commitment
----                                                                                        ----------------
JPMorgan Chase Bank, N.A........................................................            $ 278,000,000.00

WestLB AG, New York Branch......................................................            $   5,000,000.00

U.S. Bank, National Association.................................................            $   5,000,000.00

ABN Amro Bank N.V...............................................................            $   5,000,000.00

PNC Bank, National Association..................................................            $   4,000,000.00

Keybank National Association....................................................            $   2,000,000.00

Merrill Lynch Capital...........................................................            $   1,000,000.00

     TOTAL......................................................................            $ 300,000,000.00

                                                                      SCHEDULE 2

                               SECURITY DOCUMENTS

Poland

      Amendment to the Registered Pledge over 65% of Shares in TRW Polska
          Sp.z.o.o. granted by TRW Occupant Restraint Systems (Ventures) Ltd.

      Amendment to the Registered Pledge over 65% of Shares in TRW Braking
          Systems Polska Sp.z.o.o. granted by TRW Poland Holding Company

      Amendment to the Registered Pledge over 65% of Shares in TRW Steering
          Systems Poland Sp.z.o.o. granted by TRW Poland Holding Company

      Amendment to the Registered Pledge over 65% of Shares in TRW Safety
          Systems Poland Sp.z.o.o. granted by TRW Auto Holdings Inc.

Spain

      Notarial Deed of Amendment of the Pledge of 65% of the shares of Automotive Holdings (Spain) S.R.L.

Netherlands

      Notarial Deed of Pledge of Shares (Second Ranking) between TRW Automotive
          Inc., as the Security Provider, JPMorgan Chase Bank, N.A., as the Collateral Agent, and Roadster Automotive B.V., as the Company

      Supplement Agreement to the Parallel Debt Agreement dated 5 April 2005, between TRW Automotive Inc. and JPMorgan Chase Bank, N.A.